Prospectus Supplement dated July 21, 1997 to:

                      PUTNAM DIVERSIFIED EQUITY TRUST
                      Prospectus dated June 30, 1997

                     THE GEORGE PUTNAM FUND OF BOSTON
        Prospectus dated November 30, 1996, as revised May 30, 1997

Effective April 15, 1997, the prospectus is modified as follows:

"How to buy shares--Class A shares" is revised by replacing the two paragraphs following the sales charge table with the following:

             No initial sales charge applies to purchases of class A shares of $1 million or more, or to purchases by employer-sponsored retirement plans that have at least 200 eligible employees. However, a CDSC of 1.00% or 0.50%, respectively, is imposed within the first or second year after purchase on redemptions of these shares, unless the dealer of record waived its commission with Putnam Mutual Funds' approval, or unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with purchases of class A shares).

             Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases.
             Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.
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